                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                               DATALINK.NET, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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

                               DATALINK.NET, INC.
                        1735 TECHNOLOGY DRIVE, SUITE 790
                           SAN JOSE, CALIFORNIA 95110
                                 (408) 367-1700
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 14, 2000
                            ------------------------

TO THE SHAREHOLDERS OF DATALINK.NET, INC.:

     You are cordially invited to attend the Annual Meeting of Shareholders of Datalink.net, Inc., a Nevada corporation. We will be holding the Annual Meeting at the Company's offices at 1735 Technology Drive, Suite 790, San Jose, California 95110, on Monday, August 14, 2000, at 2:00 p.m., Pacific Time.

     At the Annual Meeting, we will ask you to:

          1. Elect four (4) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

          2. Approve an amendment to the Company's Employee Stock Option Plan to increase the number of shares of Common Stock issuable upon the exercise of options granted under the Plan from 1,000,000 shares to 2,500,000.

          3. Ratify the selection of BDO Seidman, L.L.P. as the Company's independent accountants for the fiscal year ending March 31, 2001.

          4. Transact such other business as may properly come before the meeting or any adjournment thereof.

     Enclosed with this letter is a Proxy Statement, a proxy card and a return envelope. Also enclosed is Datalink.net, Inc.'s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2000.

     Only holders of the $.01 par value Common Stock of the Company of record at the close of business on July 7, 2000 are entitled to notice of and to vote at the Annual Meeting. The proxies are being solicited by the Board of Directors of the Corporation.

     Your vote is very important to us. All shareholders, whether or not you expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. If you attend the meeting, you may vote in person, even though you have previously returned your proxy.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Anthony N. Lapine, President

San Jose, California
July 14, 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information.........................................    1
Information About the 2000 Annual Meeting and Voting........    1
Proposal 1: Election of Directors...........................    3
Proposal 2: Approval of Amendment to the 1996 Stock Option
  Plan......................................................    4
Proposal 3: Ratification of Independent Auditors............    5
Other Business..............................................    6
Security Ownership of Certain Beneficial Owners and
  Management................................................    6
Section 16(a) Beneficial Ownership Reporting Requirements...    7
Directors and Executive Officers............................    7
Executive Compensation......................................   11
Certain Relationships and Related Transactions..............   13
Annual Report on Form 10-KSB................................   14
Shareholder Proposals.......................................   15

                               DATALINK.NET, INC.
                        1735 TECHNOLOGY DRIVE, SUITE 790
                           SAN JOSE, CALIFORNIA 95110
                                 (408) 367-1700
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 14, 2000

                              GENERAL INFORMATION

     This Proxy Statement provides information that you should read before you vote on the proposals that will be presented to you at the 2000 Annual Meeting of Datalink.net, Inc. ("Datalink.net" or the "Company"). The 2000 Annual Meeting will be held on August 14, 2000 at the Company's offices at 1735 Technology Drive, Suite 790, San Jose, California 95110.

     This Proxy Statement provides detailed information about the Annual Meeting, the proposals you will be asked to vote on at the Annual Meeting, and other relevant information. The Board of Directors of Datalink.net is soliciting these proxies.

     At the Annual Meeting, you will be asked to vote on the following proposals:

          1. Elect four directors, each for a one-year term.

          2. Approve an amendment to the Company's 1996 Stock Option Plan.

          3. Ratify the appointment by the Board of Directors of the firm of BDO Seidman, LLP as independent public accountants of Datalink.net for the fiscal year ending March 31, 2000.

          4. Such other matters as may properly come before the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THESE PROPOSALS.

     On July 14, 2000, we began mailing information to people who, according to our records, owned shares of common stock in Datalink.net as of the close of business on July 7, 2000. We have mailed with that information a copy of Datalink.net's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2000.

              INFORMATION ABOUT THE 2000 ANNUAL MEETING AND VOTING

THE ANNUAL MEETING

     The Annual Meeting will be held at the Company's offices at 1735 Technology Drive, Suite 790, San Jose, California 95110, on Monday, August 14, 2000, at 2:00 p.m., Pacific Time.

THIS PROXY SOLICITATION

     We are sending you this proxy statement because Datalink.net's Board of Directors is seeking a proxy to vote your shares at the Annual Meeting. This proxy statement is intended to assist you in deciding how to vote your shares. It is anticipated that this Proxy Statement and the accompanying Proxy and Annual Report filed on form 10-KSB will be mailed on or about July 14, 2000 to the Company's shareholders who, according to our stockholder records, owned shares at the close of business on July 7, 2000.

     Datalink.net is paying the cost of requesting these proxies. Datalink.net's directors, officers and employees may request proxies in person or by telephone, mail, telecopy or letter. Datalink.net will reimburse brokers and other nominees their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of our shares.

VOTING YOUR SHARES

     You may vote your shares at the Annual Meeting either in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. Ballots for voting in person will be available at the Annual Meeting. To vote by proxy, you must complete and return the enclosed proxy card in time to be received by us by the Annual Meeting. By completing and returning the proxy card, you will be directing the persons designated on the proxy card to vote your shares at the Annual Meeting in accordance with the instructions you give on the proxy card.

     If you hold your shares with a broker and you do not tell your broker how to vote, your broker has the authority to vote on all proposals.

     IF YOU DECIDE TO VOTE BY PROXY, YOUR PROXY CARD WILL BE VALID ONLY IF YOU SIGN, DATE AND RETURN IT BEFORE THE ANNUAL MEETING SCHEDULED TO BE HELD ON AUGUST 14, 2000.

     In the election of directors, the four nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate "WITHHELD" on your proxy card, your vote will not count either for or against the nominee. For the other proposals, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN" as to any proposal, it has the same effect as a vote "AGAINST" that proposal.

     Failure to return a proxy card or vote in person will not affect the outcome of the proposals as long as a quorum is achieved. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the Company's nominees to the Board, and "FOR" all other items described in this proxy statement and in the discretion of the proxy holders on any other matters that properly come before the meeting).

     We have described in this proxy statement all the proposals that we expect will be made at the Annual Meeting. If we or a stockholder properly present any other proposal to the meeting, we will use your proxy to vote your shares on the proposal in our best judgment.

REVOKING YOUR PROXY

     If you decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy in one of three ways:

     - You may notify the Secretary of Datalink.net in writing that you wish to revoke your proxy at the following address: Datalink.net, Inc., 1735 Technology Drive, Suite 790, San Jose, California 95110, Attention: Tali Durant, Secretary. We must receive your notice before the time of the Annual Meeting.

     - You may submit a proxy dated later than your original proxy.

     - You may attend the Annual Meeting and vote. Merely attending the Annual Meeting will not by itself revoke a proxy; you must obtain a ballot and vote your shares to revoke the proxy.

VOTE REQUIRED BY APPROVAL

     SHARES ENTITLED TO VOTE. On July 7, 2000, 14,151,479 shares of Datalink.net Common Stock were issued and outstanding, each of which is entitled to one vote on each of the proposals.

     QUORUM. The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares present in person or represented by proxy and entitled to be voted. A quorum will be present if 7,075,740 votes are represented at the Annual Meeting, either in person (by the stockholders) or by proxy. If a quorum is not present, a vote cannot occur. Both abstentions and broker non-votes are counted as present for the purposes of determining the presence of a quorum.

     VOTES REQUIRED. In the election of directors, the four persons receiving the highest number of "FOR" votes will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the shareowner of record with voting instructions, your shares may constitute broker non-votes. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal and will not be considered votes cast for the foregoing purposes. Thus, broker non-votes will not affect the outcome of any of the matters being voted upon at the meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner, and
(2) the broker lacks discretionary voting power to vote such shares.

ADDITIONAL INFORMATION

     We are mailing our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2000, including consolidated financial statements, to all shareholders entitled to vote at the Annual Meeting together with this proxy statement. The Annual Report on Form 10-KSB does not constitute a part of the proxy solicitation material. The Annual Report on Form 10-KSB tells you how to get additional information about Datalink.net.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

     The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held, and the period during which each person has served as a Director:

                                                            POSITIONS AND OFFICES HELD
                  NAME                    AGE                 AND TERM AS A DIRECTOR
                  ----                    ---               --------------------------
Anthony N. LaPine.......................  57     Chairman of the Board, President, Chief Executive
                                                 Officer and Director
Charles K. Dargan.......................  45     Director, Executive Vice President of Operations
                                                 and Administration
Frederick M. Hoar.......................  51     Director
Jason Pavona............................  28     Director

     Each director will be elected to serve for a one-year term, unless he or she resigns or is removed before his or her term expires, or until his or her replacement is elected and qualified. Each of the four nominees is currently a member of the Board of Directors and has consented to serve as a director if re-elected. More detailed information about each of the nominees is available in the section of this proxy statement titled "Directors and Executive Officers," which begins on page 7.

     There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named directors was selected as a director of the Company.

     If any of the nominees cannot serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees. If a substitute is nominated, we will vote all valid proxies for the election of the substitute nominee or nominees. Alternatively, the Board of Directors may also decide to leave the board seat or seats open until a suitable candidate or candidates are located, or it may decide to reduce the size of the Board.

     The Board of Directors of the Company has established the size of the board at four members. Proxies for the Annual Meeting may not be voted for more than the four nominees named.

BOARD RECOMMENDATION

     The Board of Directors unanimously recommends a vote "FOR" each of the nominees to the Board of Directors.

                                  PROPROSAL 2:

              APPROVAL OF AMENDMENT TO THE 1996 STOCK OPTION PLAN

DESCRIPTION OF THE PLAN

     In June 1996, the Company adopted the 1996 Stock Option Incentive Plan (the "Plan"). The "Plan" provides for the granting of stock options to acquire common stock and/or the granting of stock appreciation rights to obtain, in cash or shares of common stock, the benefit of the appreciation of the value of shares of common stock after the grant date. The Company is currently authorized to issue up to 1,000,000 shares of common stock under the Plan, and intends to seek Shareholder approval to issue additional shares. The Plan expires ten years after its adoption.

     Under the Plan, the Board of Directors may grant incentive stock options to purchase shares of the Company's common stock only to employees, directors, officers, consultants and advisers of the Company. The Board of Directors may grant options to purchase shares of the Company's common stock at prices not less than fair market value, as defined under the Plan, at the date of grant for incentive stock options. The Board of Directors also has the authority to set exercise dates (no longer than ten years from the date of grant), payment terms and other provisions for each grant. In addition, incentive options may be granted to persons owning more than 10% of the voting power of all classes of stock, at a price no lower than 110% of the fair market value at the date of grant, as determined by the Board of Directors. Options granted under the Plan generally vest over four years at a rate of 25% after year one and then equally on a monthly basis over the next three years from the date of grant. As of March 31, 2000, no stock appreciation rights have been granted under the Plan.

     Effective May 24, 1999 the Board of Directors of the Company approved the repricing of all of the options held by employees of the Company except for those options held by the Company's CEO and the Company's Vice President of Marketing. Employees with an exercise price ranging between $0.375 per share and $3.50 per share were offered the opportunity to amend their option grants to reprice the exercise price to $1.29 per share.

     Effective November 17, 1999, the Company's Board of Directors approved the repricing of all of the options held by Directors of the Company. All of the Directors were offered the opportunity to amend their option grants to reprice the exercise price to $1.56 per share, and $1.72 per share for 10% or greater shareholders.

     During the year ended March 31, 2000, the Board of Directors approved the grants of 1,556,456 options, which exceeded the grants authorized by the shareholders by 858,592. The Company requests shareholder approval for additional grants at its next meeting of shareholders to be held August 14, 2000.

AMENDMENT

     On March 31, 2000 the Board of Directors voted, subject to shareholder approval, to increase the number of shares of Common Stock subject to options under the 1996 Plan from 1,000,000 to 2,500,000. The Board of Directors believes that the proposed increase is necessary in order for the Company to have sufficient flexibility to provide the amounts and types of incentives to its officers, employees, directors and consultants which are deemed necessary to encourage the Company's success.

     During the year ended March 31, 2000, stock options to purchase up to 1,556,456 shares of Common Stock were granted to a total of 57 employees, directors and consultants under the 1996 Plan, of which, 858,592 are contingent upon Shareholder approval, and options to purchase 280,152 shares of Common Stock have been exercised. As of July 7, 2000, a total of 1,324,000 stock options to purchase shares of Common Stock were granted and contingent upon Shareholder approval under the 1996 Plan.

NEW PLAN BENEFITS TABLE

1996 STOCK OPTION PLAN

                     NAME AND POSITION                        DOLLAR VALUE($)    NUMBER OF UNITS
                     -----------------                        ---------------    ---------------
Anthony LaPine..............................................    $3,824,690(1)        370,000(2)
  CEO, Chairman of the Board, President
Charles Dargan..............................................    $  329,980(1)        140,000(3)
Executive Group.............................................    $6,282,850(1)        950,000(4)
Non-Executive Director Group................................    $   56,870(1)         10,000(5)
Non-Executive Officer Employee Group........................    $  364,364(1)        364,000(6)

---------------
(1) The Dollar Value of these options to purchase Datalink.net common stock represents the difference between the exercise price of the options and $14.187 which was the last reported sale price of Datalink.net common stock on July 6, 2000.

(2) Represents Anthony LaPine's options to purchase 370,000 shares of the Company's common stock at $3.85 per share and vesting over a three year period, contingent upon Shareholder approval.

(3) Represents Mr. Dargan's 140,000 options to purchase the Company's common stock at $11.83, which vest over a four year period.

(4) Includes the options to purchase Datalink.net common stock listed above as granted, upon Shareholder approval, to Messrs. LaPine and Dargan, and options to purchase Datalink.net common stock granted, upon Shareholder approval, to other executive officers; including, Pamela LaPine, who was granted 50,000 options at $3.85 per share; Cornel Fota, who was granted 50,000 options at $3.34 per share; Stas Wolk, who was granted 160,000 options at $8.56 per share; and Eric Fernwood, who was granted 180,000 options at $13.25 per share, all of which vest over a four year period.

(5) Represents 10,000 options to purchase common stock of Datalink.net, upon Shareholder approval, to Mr. Hoar, exercisable at $8.50 per share and vesting over a three year period.

(6) Includes options to purchase common stock of Datalink.net granted, upon Shareholder approval, to all non-executive officer employees, with a weighted average exercise price of $13.186 per share, and vesting over a four year period.

BOARD RECOMMENDATION

     The Board of Directors unanimously recommends a vote "FOR" approval of the amendment to the 1996 Plan. All the Directors have been granted options that are contingent upon Shareholder approval.

                                  PROPOSAL 3:

                      RATIFICATION OF INDEPENDENT AUDITORS

     The independent accounting firm of BDO Seidman L.L.P. audited the financial statements of the Company for the year ended March 31, 2000, and has been selected in such capacity for the current fiscal year. At the direction of the Board of Directors, this appointment is being presented to the shareholders for ratification or rejection at the Annual Meeting of Shareholders. If the shareholders do not ratify the appointment of BDO Seidman L.L.P., the appointment of auditors will be reconsidered by the Board of Directors.

     It is expected that representatives of BDO Seidman L.L.P. will be present at the meeting and will be given an opportunity to make a statement if they desire to do so. It is also expected that the representatives will be available to respond to appropriate questions from shareholders.

BOARD RECOMMENDATION

     The Board of Directors recommends a vote "FOR" the ratification of the selection of BDO Seidman, L.L.P., as auditors.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares entitled to vote owned beneficially, as of July 7, 2000, by any person, who is known to the Company to be the beneficial owners of five percent or more of the Company's Common Stock, by each individual Director of the Company, and by all Directors and Officers as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons. Each individual has sole voting and investment power over the shares, except as otherwise noted.

                                                                                         PERCENT
                      NAME AND ADDRESS                         AMOUNT AND NATURE OF         OF
                    OF BENEFICIAL OWNERS                       BENEFICIAL OWNERSHIP       CLASS
                    --------------------                      -----------------------    --------
Anthony LaPine..............................................         1,756,666(1)          12.5%
  1735 Technology Drive
  San Jose, California 95110-1333
Charles K. Dargan II........................................            40,000(2)             *
  515 S. Figueroa Street, 11th Fl
  Los Angeles, CA 90071
Fredrick M. Hoar............................................            20,000(3)             *
  555 Twin Dolphin Drive
  Suite 650
  Redwood City, CA 94065
Jason Pavona................................................            26,666(4)             *
  400-2 Totten Pond Rd
  Waltham, MA 02451
All Officers and Directors as a Group (10 Persons)..........         1,897,035(5)          13.5%

---------------
 *  Less than 1%

(1) Includes 1,000,000 shares of Common Stock owned directly by Mr. LaPine; 266,666 shares underlying currently exercisable warrants to purchase shares of the Company's common stock at $1.875 per share; 300,000 warrants to purchase shares of the Company's common stock at $2.375 per share that are immediately exercisable; 140,000 shares underlying currently exercisable options to purchase the Company's common stock at $1.72 per share; 50,000 shares underlying currently exercisable options held by Mr. LaPine's wife and the Company's Vice President of Marketing, Pamela LaPine. Does not include options to purchase 370,000 shares of the Company's common stock at $3.85 per share, 50,000 options held by Mr. LaPine's wife and the Company's Vice President of Marketing, Pamela LaPine, which are contingent upon Shareholder approval, and 133,334 warrants issued in conjunction with the closing of the November 5, 1997 private placement, which are not currently exercisable.

(2) Represents 20,000 options at $6.50 per share that are currently exercisable, and 20,000 options at $1.25 per share that are currently exercisable. Does not include 180,000 options to purchase the Company's common stock at $11.83 per share, of which 140,000 vest over a four year period and 40,000 vest based upon a performance plan, which are contingent upon Shareholder approval.

(3) Represents 20,000 shares of Common Stock owned directly by Mr. Hoar.

(4) Represents 26,666 shares underlying currently exercisable options to purchase the Company's Common Stock at $3.50 per share. Does not include 13,334 options to purchase the Company's Common Stock, which are not currently exercisable.

(5) Includes the shares listed above as beneficially owned by Messrs. LaPine, Dargan, and Hoar; 7,203 shares of Common Stock underlying currently exercisable options held by other executive officers, and 46,500 shares owned directly by other certain executive officers.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers (as defined in regulations issued by the SEC) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company during its most recent fiscal year, and certain written representations, no person who was either a director, Officer or beneficial owner of more than 10% of the Company's Common Stock failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year, except that Anthony LaPine, an Officer and Director, filed a Form 4 reporting two transactions late and a Form 5 reporting seven transactions late; Pamela B. LaPine, an Officer, filed a Form 5 reporting nine transactions late; Taliesin Durant, an Officer, filed a Form 5 reporting three transactions late; Cornell Fota, an Officer, Filed a Form 5 reporting eleven transactions late; Charles Dargan, an Officer and Director, filed a Form 5 reporting two transactions late; and Jason Pavona, a Director, filed a Form 3 late.

                        DIRECTORS AND EXECUTIVE OFFICERS

     Set forth below are the names of all Directors, Nominees for Director and Executive Officers of the Company, all positions and offices with the Company held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during at least the last five years:

                                                            POSITIONS AND OFFICES HELD
                  NAME                    AGE                 AND TERM AS A DIRECTOR
                  ----                    ---               --------------------------
Anthony N. LaPine.......................  57     Chairman of the Board, President, Chief Executive
                                                 Officer and Director
Charles K. Dargan.......................  45     Director, Executive Vice President of Operations
                                                 and Administration
Frederick M. Hoar.......................  51     Director
Jason Pavona............................  28     Director
William A. Mahan........................  59     Chief Financial Officer and Treasurer
Taliesin Durant.........................  29     Secretary and In-house Counsel
Stas Wolk...............................  39     Chief Operating Officer
Cornel R. Fota..........................  33     Vice President -- Engineering
Pamela B. LaPine........................  42     Vice President -- Marketing
Eric Fernwood...........................  35     Vice President -- Sales

     There is no family relationship between any Director or Executive Officer of the Company except that Anthony N. LaPine and Pamela B. LaPine are husband and wife. There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named executive officers or directors was selected as an officer or director of the Company.

ANTHONY N. LAPINE, CHAIRMAN AND CEO

     Mr. LaPine became the Company's Chairman on September 10, 1997. He has served as Chief Executive Officer and a Director of the Company since June 27, 1996. Mr. LaPine's career began at IBM where he served as a member of the engineering team that gave birth to the modern disk drive. His Data

Synchronization Patent (#3,701,039) remains today's state of the art. In 1969 he was recruited as one of the founders of Memorex's Equipment Group where he was instrumental in giving birth to the floppy disk drive, a cornerstone of today's personal computer revolution. He subsequently played a major role in Memorex's historic turnaround, relisting Memorex on the New York Stock Exchange -- the only company ever relisted.

     After the sale of Memorex to Unisys, Mr. LaPine was recruited to re-engineer the Irwin/Olivetti Company, where he orchestrated the invention of the first removable cartridge tape backup in personal computers. This development opened a new billion-dollar market catapulting the company to profitability and a public offering (IPO). He subsequently formed LaPine Technology, raising $30 million and launched the new 3 1/2 inch Winchester disk drive technology that is now the industry standard. Mr. LaPine led his company's growth to a profitable $60 million in sales before selling the company to his alliance partners, Prudential and Kyocera, in a transaction valued at $240 million. After the sale of LaPine Technology, he formed The LaPine Group, a private investment and management-consulting firm, which achieved wide recognition for its successes.

     Mr. LaPine has served as a technology expert for major law firms and governmental agencies on intellectual property matters. In addition to having taught as an adjunct professor in the Graduate School of Business at the University of San Francisco, Mr. LaPine is a member of the National Association of Securities Dealers Board of Arbitrators and a Public Arbitrator for the Pacific Stock Exchange. Mr. LaPine is a 40-year resident of Silicon Valley. He has served as a member of 20 corporate Boards for companies whose products or services span a broad spectrum of industries. During his career, Mr. LaPine has spearheaded the raising of hundreds of millions in investment capital. He has served as chairman of the Hoover Institution's Council on Economic Development and as a strategic advisor to the Russian government on the transition to capitalism. In 1993 he received the San Jose State University "Alumni Award of Distinction" and is the recipient of the Santa Clara University 1994 "Distinguished Engineering Alumni" award.

     Mr. LaPine received a BSEE Cum Laude, from California State University, an MSEE from Santa Clara University and an MBA from the University of San Francisco. He later became an alumnus of Stanford's Graduate School of Business through their Executive Program. He has been the subject of articles in Forbes, Business Week, and Wall Street Journal. He has appeared on a number of television programs, including CNBC, CNN, ABC, and Bloomberg TV. He is listed in "The International Directory of Distinguished Leadership" "Men of Achievement" and "Who's Who" in: ". . . the Computer Industry", ". . . California", ". . . Finance and Industry", ". . . Science and Engineering" ". . . American Business Leaders", ". . . Worldwide." Mr. LaPine's accomplishments have been chronicled in numerous business books including The Third Century, High Technology Start-Ups, and Overseas Business.

CHARLES K. DARGAN II, DIRECTOR AND EXECUTIVE VICE PRESIDENT OF OPERATIONS

     Mr. Dargan has been a member of the Company's Board of Directors since March 1999 and became the Executive Vice President of Operations and Administration for Datlalink.net in February 2000. Mr. Dargan now leads Datalink.net's business development strategy as well as merger and acquisition efforts. Prior to joining Datalink.net, Mr. Dargan served as the Managing Director of Corporate Finance for the Seidler Companies Incorporated, a private brokerage, investment banking and public finance firm. In addition, he also served as the Managing Director of Corporate Finance at L.H. Friend, Weinress, Frankson & Presson, Inc., and was a principal in investment banking at Ambient Capital and a First Vice President at Drexel Burnham Lambert, Inc. His financial industry experience has made him an expert in private debt and equity finance, leveraged buyouts and exchange offers in addition to merger and acquisition advisory services.

FREDERICK M. HOAR, DIRECTOR

     Mr. Hoar has served as a Director of the Company since March 1998. He has over 35 years of experience in public affairs, financial relations and marketing. He has shaped and implemented communications strategies for some of America's seminal technology-based companies, including Apple, Fairchild, Genentech and RCA. Mr. Hoar joined Boston-based Miller Communications, a leading international high-tech public relations agency, in 1989. He subsequently became president of Miller/Shandwick Technologies West, with responsibility for offices in Silicon Valley, Los Angeles and Dallas. In 1997 he was named to the additional position of chairman of Shandwick Technologies. In the early 1980's, Mr. Hoar was vice president of communications for Apple Computer. He also served as vice president, communication and marketing services for Fairchild Camera & Instrument; vice president, corporate communications for Genentech; director, worldwide communications for Raychem; and division vice president, public affairs and advertising for RCA. Mr. Hoar holds a B.A. degree cum laude in American history and literature from Harvard College and an M.A. in editorial journalism from the University of Iowa. He began his career with the Associated Press and as an instructor in English and journalism at the University of Northern Iowa.

JASON PAVONA, DIRECTOR

     Mr. Pavona has served on Datalink.net's Board of Directors since February of 2000. He currently holds a position as the Director of Wireless Strategy and Personalization for Lycos Network. At Lycos, he has been instrumental in building the infrastructure necessary to take the Lycos Network into the next generation of device agnostic content and service delivery. Moreover, he has created the distribution channels necessary to extend the Lycos brand to the wireless world. He also manages Network Personalization, including MyLycos, the award winning personalization platform for the Lycos Network. Before tackling the wireless space, Mr. Pavona managed Lycos' two most challenging accounts:
Microsoft and Netscape. He was instrumental in the Company's ability to gain crucial access and distribution in the PC OEM space, which included building relationships with IBM, Compaq, Micron and Packard Bell. Prior to joining Lycos, Mr. Pavona was instrumental in the creation of INPHO, Inc., a venture capital funded Internet real estate venture. Mr. Pavona holds a Bachelor of Science degree in Finance and Entrepreneurial Studies, Cum laude from Babson College. He currently serves on the Advisory Board of New Gold, Inc. (NASDAQ:NGLD and on the Board of Directors of several other privately held Internet start-up companies.

WILLIAM A. MAHAN, TREASURER AND CHIEF FINANCIAL OFFICER

     William A. Mahan joined Datalink.net as Chief Financial Officer in October 1998. Mr. Mahan has extensive experience in corporate finance, operations, shareholder reporting and investor services and has served as Chief Financial Officer or Chief Accounting Officer for various public and privately held companies over the last 30 years. Mr. Mahan's past service to public companies includes the Nichols Institute (American Stock Exchange, medical diagnostic products), Wrather Corporation (American Stock Exchange, leisure industry), and American Investment Company (New York Stock Exchange, financial services). In addition, Mr. Mahan was President and Chief Executive Officer of a privately held technology company from 1989 to 1993, prior to its acquisition by a NYSE listed company. Mr. Mahan received his degree in Finance and Accounting from Arizona State University, subsequently earning his CPA certificate at the Los Angeles office of Haskins & Sells, CPA's (now Deloitte & Touche, LLP). He currently serves as a Director of the Santa Clara Valley Chapter of Financial Executives Institute and is a member of the American Institute of Certified Public Accountants.

TALIESIN DURANT, CORPORATE SECRETARY AND IN-HOUSE COUNSEL

     Ms. Durant joined the Company in August 1999 and became the Company's Secretary in January 2000. She plays a crucial role in Datalink.net's business development and merger and acquisition strategy. Ms. Durant provides legal counsel for the Company in the discussions and negotiations with major Internet and other web-based companies that have potential synergies with Datalink.net. Her legal expertise is also required when drafting and negotiating various agreements relating to the development, distribution sale and licensing of Datalink.net's services and technology. Ms. Durant brings four years of business experience in a wide-range of areas, including consumer protection, telecom, small business development and contracts, and intellectual property safeguards. A current member of the California State Bar and an alumna of Northwestern School of Law at Lewis and Clark College, Ms. Durant is well-versed in the legal as well as business aspects of contractual, licensing, and trademark agreements. Ms. Durant intensified her studies in high technology law at Santa Clara University School of Law in 1998-99. She received her Bachelor of Arts degree with academic distinction in Economics from Connecticut College in 1993.

STAS WOLK, CHIEF OPERATING OFFICER

     Mr. Wolk became the Chief Operating Officer of Datalink.net in May, 2000. In this role, Mr. Wolk is responsible for driving the Company's revenue growth through its enterprise business strategy, implementing the company's acquisition program, and further building and developing the management team. Prior to joining Datalink.net, Mr. Wolk served as Group President of the Credit Card & Financial Services group for OSI, the nation's largest receivables management company. Mr. Wolk's group had more than one thousand employees managing $3 billion in annual placements generating $90 million in annual revenue. He gained extensive experience in the wireless industry during his six years with Paging Network, Inc. While there, he held the role of Vice President and General Manager for PageNet's largest GM-led operation and was directly responsible for $75 million in annual revenue. Mr. Wolk has a Bachelor of Science degree in Mechanical Engineering from Stanford University and a MBA in Finance and Marketing from San Francisco State University.

CORNEL FOTA, VICE PRESIDENT OF ENGINEERING

     Cornel Fota became Datalink.net's Vice President of Engineering in October 1998. Mr. Fota is a software engineer with experience in the analysis, design, implementation and management of software-based projects. His areas of expertise include real-time systems, Internet technologies, serial communications, paging protocols and object-oriented analysis and design. At Datalink.net, Mr. Fota is responsible for managing the Company's development, production and information systems groups. Mr. Fota joined Datalink.net in 1996 as a senior software engineer and was involved in developing most of Datalink.net's products and technologies. Before joining the Company, he was involved with the development of various Microsoft-based systems. Mr. Fota has a Master of Science in Software Engineering from the Technical University of Bucharest, Romania. He also holds a post-graduate management degree from Ecole Nationale des Ponts et Chaussees, Paris, France.

PAMELA LAPINE, VICE PRESIDENT OF MARKETING

     Mrs. LaPine has been the Company's Vice President of Marketing since October 1998. Pamela LaPine is a seasoned business professional with over 20 years of management experience in Silicon Valley high tech companies. She has extensive experience in corporate operations, finance, marketing and business development. Mrs. LaPine started her management career as Marketing Director at Digital Recording Corporation, and then transitioned to LaPine Technologies, where she was responsible for strategic planning. She has also held executive positions with Partners Petroleum and Olympiad Corporation.

     Mrs. LaPine's experience includes: P&L responsibility, leading disparate marketing programs in multiple channels, supervising corporate operations and building external strategic relationships. At Datalink.net, she manages an international marketing group comprised of experienced product managers, web managers, and marketing specialists. Collectively, this impressive marketing group holds four MBA's. Mrs. LaPine did her undergraduate studies at the University of Utah and is completing her MBA at Harriot Watt University. She has served on the Board of Directors of the San Jose Cleveland Ballet, Junior Achievement, Olympiad Corporation and Partners Petroleum Corporation.

ERIC FERNWOOD, VICE PRESIDENT OF STRATEGIC SALES

     Mr. Fernwood joined as the Vice President of Strategic Sales of the Company on May 2000. In this capacity, he further strengthens and manages a sales team that will develop additional corporate relationships and secure agreements with targeted Fortune 1000 companies. Prior to joining Datalink.net, Mr. Fernwood served as the alliance manager for IBM Global Services (IGS) where he was responsible for identifying IGS solutions needs in the business-to-business space. Previously, Fernwood held multiple positions at Hewlett Packard. In this position, he was the Asia director of e-commerce for Verifone, a division of Hewlett Packard, where he was responsible for the sale of Secure Electronic Transactions (SET) to major banks and telecommunications companies in Asia. Mr. Fernwood also held positions as the sales manager for Hewlett

Packard's Integrated Systems Division as well as the manager of the Channel Business Development Department in Singapore.

MEETINGS OF THE BOARD OF DIRECTORS

     The Company's Board of Directors held a total of two meetings during the year ended March 31, 2000. Each Director attended 100% of the aggregate number of meetings held by the Board of Directors during the time each such Director was a member of the Board. The Board also took thirty three actions by unanimous written consent in lieu of meetings during the fiscal year ended March 31, 2000.

     The Board of Directors currently consists of four members. The Company does not have a nominating committee, but does have an audit committee and a compensation committee, which consists of all of the non-employee Directors of the Company, and therefore presently consists of Frederick M. Hoar and Jason Pavona. Both Committees were first established on January 15, 1998.

                             EXECUTIVE COMPENSATION

     Summary Compensation. The following table presents the compensation for the Company's President and each Executive Officer who received compensation that exceeded $100,000 for the fiscal years ended March 31 1998, 1999, and 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM COMPENSATION
                                                                     --------------------------------------------
                                                                             AWARDS                  PAYOUTS
                                     ANNUAL COMPENSATION             -----------------------    -----------------
                             ------------------------------------                 SECURITIES
                                                           OTHER                  UNDERLYING                ALL
                                                          ANNUAL     RESTRICTED    OPTIONS/                OTHER
                                                          COMPEN-      STOCK         SARS        LTIP     COMPEN-
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS     SATION      AWARD(S)     (NUMBER)     PAYOUTS   SATION
---------------------------  ----   --------   -------    -------    ----------   ----------    -------   -------
Anthony LaPine..........     2000   $240,000       -0-    11,000(1)     -0-       1,210,000(2)    -0-       -0-
  CEO and                    1999   $140,000       -0-    11,000(1)     -0-       1,210,000(2)    -0-       -0-
  Chairman of the Board      1998   $140,000       -0-    11,000(1)     -0-         400,000(2)    -0-       -0-
Nicholas Miller.........     2000        -0-       -0-       -0-        -0-         100,000(3)    -0-       -0-
                             1999        -0-       -0-       -0-        -0-         100,000(3)    -0-       -0-
                             1998   $135,000       -0-     9,000(1)     -0-         400,000(3)    -0-       -0-
William Mahan...........     2000   $135,000       -0-     6,000(1)     -0-          77,500(4)    -0-       -0-
  Chief Financial Officer
Charles Dargan..........     2000   $155,000   $25,000(5)    -0-        -0-         220,000(6)    -0-       -0-
  Executive Vice President
  of Operations and
  Director

---------------
(1) Represents car allowances.

(2) For fiscal year 1999 and 2000: Represents warrants to purchase 400,000 shares of the Company's common stock at $1.875 per share which vest over a three-year period and warrants to purchase 300,00 shares of the Company's common stock at $2.375 per share that are immediately exercisable and 140,000 options to purchase the Company's common stock at $1.72 which are immediately exercisable, and options to purchase 370,000 shares of the Company's common stock at $3.85 per share which vest over a three year period, which are contingent upon Shareholder approval.

     For fiscal year 1998: Represents 400,000 warrants to purchase shares of the Company's common stock at 1.875 per share which vest over a three-year period.

(3) For fiscal year 1998: Represents warrants to purchase 100,000 shares of the Company's common stock at $1.875 per share which vest over a three year period and options to purchase 300,000 shares of the Company's common stock as $2.20 which are immediately exercisable.

     For fiscal year 1999 and 2000: Represents warrants to purchase 100,000 shares of the Company's common stock at $1.875 per share which vest over a three year period.

(4) Represents stock options to purchase 77,500 shares of the Company's Common Stock at $.50 which vest over a four year period.

(5) Represents a moving expenses allowance.

(6) Represents 20,000 options at $6.50 per share that vest immediately, 20,000 options to purchase Common Stock at $1.25 per share that immediately vest, and 180,000 options to purchase the Company's common stock at $11.83, of which 140,000 vest over a four year period and 40,000 vest based upon a performance plan, which are contingent upon Shareholder approval.

     Option Grants. The following table sets forth certain information concerning individual grants of stock options made to each of the Executive Officers named above during the fiscal year ended March 31, 2000. No stock appreciation rights were granted to these individuals during the year.

                                                              INDIVIDUAL GRANTS
                                          ----------------------------------------------------------
                                            NUMBER OF       % OF TOTAL
                                           SECURITIES        OPTIONS
                                           UNDERLYING       GRANTED TO
                                             OPTIONS       EMPLOYEES IN     EXERCISE      EXPIRATION
                  NAME                    GRANTED(#)(*)    FISCAL YEAR     PRICE($/SH)       DATE
                  ----                    -------------    ------------    -----------    ----------
Anthony LaPine..........................    370,000(1)          24%          $ 3.85        01/12/10
Charles K. Dargan.......................     20,000(2)           1%          $ 6.50        01/24/05
                                            140,000(3)           9%          $11.83        02/24/10

---------------
 * Options expire 90 days after the termination of employment of the option holder.

(1) One-third of the options become exercisable beginning January 12, 2001. Thereafter, the remaining two-thirds of the options become exercisable monthly in equal increments over a two-year period thereafter. These options are contingent upon Shareholder approval.

(2) The options are immediately exercisable in there entirety.

(3) One-fourth of the options become exercisable beginning February 24, 2001. Thereafter, the remaining three-fourths of the options become exercisable monthly in equal increments over a three-year period. These options are contingent upon Shareholder approval.

     Aggregate Option Exercises. The following table sets forth certain information concerning individual exercises of stock options of the Executive Officers named above during the fiscal year ended March 31, 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                      SECURITIES UNDERLYING
                         SHARES                        UNEXERCISED OPTIONS       VALUE OF UNEXERCISED IN-THE-
                       ACQUIRED ON      VALUE               AT FY-END              MONEY OPTIONS AT FY-END
        NAME           EXERCISE(#)     REALIZED     EXERCISABLE/UNEXERCISABLE     EXERCISABLE/ UNEXERCISABLE
        ----           -----------    ----------    -------------------------    ----------------------------
Anthony N. LaPine....    -0-             -0-          706,666/503,334             $21,046,947/$14,351,653
Nicholas Miller......   66,666        $1,997,647        -0-/ 33,334                   -0-/$   998,853
Charles K. Dargan....    -0-             -0-           40,000/140,000             $ 1,118,600/$ 2,801,400
William A. Mahan.....   42,500         $298,875         -0-/ 77,500                   -0-/$ 2,428,850

---------------
(1) Options were "in the money" because the closing price of Datalink.net's common stock on March 31, 2000 exceeded the exercise price of the options. The value of unexercised options represents the difference between the exercise price of net options and $31.84 which was the last reported sale price of Datalink.net common stock on March 31, 2000.

DIRECTOR COMPENSATION

     Except for reimbursement for reasonable travel expenses relating to attendance at board meetings and discretionary grants of stock options, directors are not compensated for their services as directors. Directors who are employees are eligible to participate in our equity incentive plan.

     The following table identifies options that we have granted to current non-employee directors since January 1, 1997.

                                                                  NUMBER OF
                                                              SHARES UNDERLYING    EXERCISE
                   NON-EMPLOYEE DIRECTOR                         OPTIONS(#)        PRICE($)
                   ---------------------                      -----------------    --------
Frederick H. Hoar...........................................       20,000           $1.56
Jason Pavona................................................       40,000           $3.50

EMPLOYMENT AGREEMENTS

     The Company entered into a three-year employment agreement with Anthony LaPine, which became effective on May 1, 1996, and was extended to May 1, 2004. As the Company's CEO, Anthony LaPine receives a base salary of $240,000 per year, plus discretionary increases in conformity with the Company's standard review procedure. In addition, to his base salary, Mr. LaPine shall be paid an annual bonus during the term of the agreement in an amount equal to 86% of the base salary, provided there is satisfactory achievement of agreed upon performance goals. Mr. LaPine will also be given a car allowance that is not to exceed $1,000 a month. Mr. LaPine receives full health, dental, vision, and disability insurance. If the Company terminates Mr. LaPine's employment agreement prior to May 1, 2004 for reasons other than disability, or if Mr. LaPine terminates the agreement for "good reason" as defined in the agreement, the Company is mandated to continue paying the salary and other benefits for the duration of the term.

     The Board of Directors has agreed that no bonuses will be paid to Mr. LaPine until the Company has four consecutive profitable quarters. The performance goals for Mr. LaPine will be established by the compensation committee.

EMPLOYEE WARRANTS

     In addition to the stock options granted under the Company's Employee Stock Option Plan, in August 1997, the Board of Directors approved the issuance of warrants to Anthony N. LaPine and Nicholas R. Miller as of the initial closing date of the Company's recent private offering. Mr. LaPine received warrants to purchase 400,000 shares of Common Stock at $1.875 per share. These vest over a three-year period in equal installments of one-third of the total shares on each anniversary of the date of grant, and expire five years from the closing date of the Company's recent private offering. Mr. Miller received warrants to purchase 400,000 shares of Common Stock at $1.875 per share. Of these warrants, 300,000 have been terminated and the remaining 100,000 will vest over a three-year period in equal installments of one-third of such number on each anniversary of the date of grant. These warrants also expire five years from the closing date of the private offering. The above warrants were approved pursuant to the requirements of the Company's letter of intent with the Placement Agent.

     On December 1, 1999, the Company issued warrants to purchase 300,000 shares of common stock at $2.375 per share to the Chief Executive Officer.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective May 1, 1996, The Company entered into a three year employment agreement with the Company's Chief Executive Officer. This agreement was extended to May 1, 2004. The agreement automatically renews for one year terms unless notice is provided by either party.

     Concurrently with the execution of the original employment agreement, the Company's Chief Executive Officer entered into a Stock Purchase Agreement pursuant to which he purchased 400,000 shares of the

Common Stock of DCC (which were later exchanged for 400,000 shares of the Company's Common Stock), and as payment terms he executed a non-recourse promissory note in the amount of $1,500,000. The note bore interest at 10.5% per annum and the principal plus interest were due on or before April 1, 2001. As security for the note, the Chief Executive Officer granted the Company a security interest in the 400,000 shares of Common Stock.

     On June 26, 1996, the Company entered into a Loan Forgiveness Agreement with the Chief Executive Officer which provided that the $1,500,000 promissory note would be forgiven if he continues to serve as the Company's Chief Executive Officer through May 1, 1999, and there are no uncured defaults by him under this Employment Agreement on May 1, 1999. The note plus interest was amortized over the period of the contract of employment as compensation. Consequently, in the years ended March 31, 2000 and 1999, expense of $48,754 and $585,044 respectively has been recorded as compensation expense. On May 1, 1999, the note and accrued interest was forgiven in full.

     On January 2, 1997, the Company entered into a three year non-cancelable lease agreement with the Chief Executive Officer of the Company where the Company leased office space owned by the Chief Executive Officer at an annual rate of $100,000 or $8,333.37 per month. This lease was cancelled on November 1, 1999.

     In conjunction with the private placement dated November 5, 1997 the Chief Executive Officer of the Company entered into a stock purchase agreement. Under the terms of the agreement, the Chief Executive Officer received 280,000 shares of preferred stock with detachable warrants to purchase 280,000 shares of the Company's common stock at $2.50 per share, in exchange for a note receivable in the amount of $1,050,000. The note is collateralized by certain assets of the officer and bears interest at a rate of 10.25%.

     On December 1, 1999, the Company issued warrants to purchase 300,000 shares of common stock at $2.375 per share to the Chief Executive Officer.

     On January 15, 2000, the Company entered into a Loan Forgiveness Agreement with the Chief Executive Officer which provided that the $1,050,000 promissory note would be forgiven if he continues to serve as the Company's Chief Executive Officer through May 1, 2004, and there are no uncured defaults by him under his Employment Agreement on May 1, 2004. The note, together with interest accrued thereon has been presented as contra-equity in the balance sheet. The note plus interest is being amortized over the period of the contract of employment. Consequently, in the year ended March 31, 2000 expense of $93,888 has been recorded as employment compensation.

     On February 29, 2000, the Company entered into a secured promissory note with the Chief Executive Officer, in the amount of $100,000 to cover the cost of the Chief Executive Officer's exercise of 40,000 warrants, that would otherwise be redeemed by the corporation on April 3, 2000, pursuant to the Company's automatic redemption rights against all holders of the Company's $2.50 warrants.

                          ANNUAL REPORT ON FORM 10-KSB

     THE COMPANY'S 2000 ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS FOR THE YEAR ENDED MARCH 31, 2000, IS BEING DISTRIBUTED TO ALL STOCKHOLDERS OF THE COMPANY TOGETHER WITH THIS PROXY STATEMENT, IN SATISFACTION OF THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. ADDITIONAL COPIES OF THE REPORT, EXCEPT FOR EXHIBITS, ARE AVAILABLE AT NO CHARGE UPON REQUEST. TO OBTAIN ADDITIONAL COPIES OF THE ANNUAL REPORT ON FORM 10-KSB, PLEASE CONTACT WILLIAM MAHAN, INVESTOR RELATIONS, AT 1735 TECHNOLOGY DRIVE, SUITE 790, SAN JOSE, CA 95110, OR AT TELEPHONE NUMBER (408) 367-1708.

                             SHAREHOLDER PROPOSALS

     If you intend to propose any matter for action at our 2001 Annual Meeting of Stockholders and wish to have the proposal included in our proxy statement, you must submit your proposal to the Secretary of Datalink.net at 1735 Technology Drive, Suite 790, San Jose, California 95110, on or before March 15, 2001, not later than 5:00 p.m. Pacific Standard Time. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Only then can we consider your proposal for inclusion in our proxy statement and proxy relating to the 2001 Annual Meeting. We will be able to use proxies you give us for the next year's meeting to vote for or against any shareholder proposal that is not included in the proxy statement at our discretion unless the proposal is submitted to us on or before March 15, 2001.

                                          Anthony N. Lapine, President

San Jose, California
July 14, 2000

                                                                    Attachment A


                          DATALINK SYSTEMS CORPORATION

                             1996 STOCK OPTION PLAN

1.       PURPOSE.

         The purpose of the DATALINK SYSTEMS CORPORATION STOCK OPTION PLAN (the "Plan") is to grant to selected employees, directors, and consultants of DATALINK SYSTEMS CORPORATION, a Nevada corporation (the "Company") and its subsidiaries and affiliates, a favorable opportunity to acquire Common Stock of the Company, thereby encouraging such persons to accept or continue a productive relationship with the Company, and furnishing such persons with an incentive to improve operations and increase profits of the Company. Capitalized terms not previously defined herein are defined in Section 17 of this Plan.

2.       OPTIONS AND SHARES.

         Options granted under this Plan (the "Options") are for the purchase of Common Stock.

         The aggregate number of Shares that may be issued pursuant to Options granted under this Plan is Three Million (3,000,000) Shares, subject to adjustment as provided in this Plan. If any Option expires or is terminated without being exercised in whole or in part, the unexercised or released Shares from such Option shall be available for future grant and purchase under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

3.       ADMINISTRATION.

         The Plan shall be administered by the Board of Directors of the Company (the "Board"), or by a committee appointed by the Board that is comprised solely of two or more Non-Employee Directors. As used in this Plan, references to the "Administrator" shall mean either the committee appointed by the Board to administer this Plan or the Board if no committee has been established. The interpretation by the Administrator of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option. The Administrator may delegate to officers of the Company the authority to grant Options under this Plan to Optionees who are not Insiders, as defined in the Exchange Act.

         The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper. Subject to the provisions of the Plan, the Administrator shall have the sole authority, in its discretion:

     (a) to determine to which of the eligible individuals, and the time or times at which, options to purchase Common Stock of the Company shall be granted;

     (b) to determine the number of shares of Common Stock to be subject to options granted to each eligible individual;

     (c) to determine the price to be paid for the shares of Common Stock upon the exercise of each option;

     (d)  to determine the term and the exercise schedule of each option;

     (e) to determine the terms and conditions of each stock option grant (which need not be identical) entered into between the Company and any eligible individual to whom the Administrator has granted an option, subject to Section 14 hereof;

     (f)  to interpret the Plan;

     (g) to accelerate the exercise date or schedule with respect to any option granted under the Plan or, with the consent of the holder thereof, to modify or amend any such option;

     (h) to make all determinations deemed necessary or advisable for the administration of the Plan;

     (i) to determine whether Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated; and

     (j) to determine whether an Optionee, who is a director, consultant or advisor of the Company, is "employed by the Company or any Parent, Subsidiary or Affiliate of the Company" pursuant to the foregoing Sections.

4.       ELIGIBILITY.

         Options may be granted to employees, officers, directors, consultants and advisers (provided such consultants and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company. Incentive Stock Options may be granted only to employees of the Company or a Parent or Subsidiary of the Company. The Administrator in its sole discretion shall select the recipients of Options ("Optionees"). An Optionee may be granted more than one Option under this Plan. The Company may also, from time to time, assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Option under this Plan in replacement of the option assumed by the Company, or (b) treating the assumed option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option hereunder if the other company had applied the rules of this Plan to such grant.

5.       TERMS AND CONDITIONS OF OPTIONS.

         5.1 Option Grant. Each option granted under the Plan shall be evidenced by a written stock option grant (the "Option"). Each such agreement shall designate the option thereby granted as a Common Stock option. Each such Option shall be subject to the terms and conditions set forth in this Section 5, and to such other terms and conditions not inconsistent herewith as the Administrator may deem appropriate in each case.

         5.2 Date of Grant. The date of grant of an Option shall be the date on which the Administrator makes the determination to grant such Option unless otherwise specified by the Administrator. The Option representing the Option will be delivered to Optionee with a copy of this Plan within a reasonable time after the granting of the Option.

         5.3 Exercise Price. The exercise price of an Option shall be not less than 100% of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of any Option granted to a person owning more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Shareholder") shall not be less than 110% of the Fair Market Value of the Shares on the date the Option is granted. For purposes of this Section 5.3, in determining stock ownership, an Optionee shall be considered as owning the voting capital stock owned, directly or indirectly, by or for his brothers and sisters, spouse, ancestors and lineal descendants. Voting capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries, as applicable. Common Stock with respect to which any such Optionee holds an Option shall not be counted. Additionally, for purposes of this Section 5.3, outstanding capital stock shall include all capital stock actually issued and outstanding immediately after the grant of the Option to the Optionee. Outstanding capital stock shall not include capital stock authorized for issue under outstanding Options held by the Optionee or by any other person.

         5.4 Exercise Period. Subject to the limitations set forth herein, Options shall be exercisable within the times or upon the events determined by the Administrator as set forth in the Option. In no event shall the right to exercise be at a rate less than twenty percent (20%) per year over five (5) years from the date the Option is granted. No Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted.

         5.5 Options Non-Transferable. Options granted under this Plan, and any interest therein, shall not be transferable or assignable by Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the lifetime of the Optionee only by Optionee.

         5.6 Assumed Options. In the event the Company assumes an option granted by another company, the exercise price and the number and nature of shares issuable upon exercise, of such assumed option will be adjusted appropriately pursuant to the Code. In the event the Company elects to grant a new option rather than assuming an existing option, such new option need not be granted at Fair Market Value on the date of grant and may instead be granted with a similarly adjusted exercise price.

6.       EXERCISE OF OPTIONS.

         6.1 Notice. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Optionee), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Optionee's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

         6.2 Payment. Payment for the Shares may be made in cash (by check) or, where approved by the Administrator in its sole discretion and where permitted by law: (a) by cancellation of indebtedness of the Company to the Optionee; (b) by surrender of shares of common stock of the Company having a Fair Market Value equal to the applicable exercise price of the Option that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of the Securities and Exchange Commission ("SEC") Rule 144 and, if such Shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares), or were obtained by Optionee in the open public market; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocable elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from Optionee and an NASD Dealer whereby Optionee irrevocable elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

         6.3 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable. Where approved by the Administrator in its sole discretion, and so long as the Company is not a reporting company under the Exchange Act, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares exercised. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined in accordance with Section 83 of the Code (the "Tax Date"). All elections by Optionees to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

     (a)  the election must be made on or prior to the applicable Tax Date;

     (b) once made, the election shall be irrevocable as to the particular Shares as to which the election is made; and

     (c) all elections shall be subject to the consent or disapproval of the Administrator.

         6.4 Limitations on Exercise. Notwithstanding the exercise periods set forth in the Option, exercise of an Option shall always be subject to the following:

                  6.4.1 If Optionee ceases to be employed by the Company or any Parent or Subsidiary of the Company for any reason except death or disability, Optionee may exercise such Optionee's ISOs to the extent (and only to the extent) that they would have been exercisable upon the date of termination, within ninety (90) days after the date of termination (or such shorter time period as may be specified in the Option);

                  6.4.2 If Optionee's employment with the Company or any Parent or Subsidiary of the Company is terminated because of the death of Optionee or disability (as defined in Section 22(e)(3) of the Code) of Optionee, Optionee's Options may be exercised to the extent (and only to the extent) that they would have been exercisable by Optionee on the date of termination, by Optionee (or Optionee's legal representative) within one year after the date of termination (or such shorter time period as may be specified in the Option), but in any event no later than the expiration date of the Options.

7.       SECURITIES LAW REQUIREMENTS.

         7.1 The Administrator may require an individual as a condition of the grant and of the exercise of an option, to represent and establish to the satisfaction of the Administrator that all shares of Common Stock to be acquired upon the exercise of such option will be acquired for the investment and not for resale. The Administrator shall cause such legends to be placed on certificates evidencing shares of Common Stock issued upon exercise of an option as, in the opinion of the Company's counsel, may be required by federal and applicable state securities laws.

         7.2 No shares of Common Stock shall be issued upon the exercise of any option unless and until counsel for the Company determines that:

     (a) the Company and the Optionee have satisfied all applicable requirements under the Securities Act of 1933 and the Securities Exchange Act of 1934;

     (b) any applicable listing requirement of any stock exchange on which the Company's Common Stock is listed has been satisfied; and

     (c) all other applicable provisions of state and federal law have been satisfied.

8.       MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS.

         The Administrator shall have the power to accelerate the exercise date or schedule of any outstanding Option, or to otherwise modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of Optionee, impair any rights under any Option previously granted. The Administrator shall have the power to reduce the exercise price of outstanding Options without the consent of Optionee's by a written notice to the Optionee's affected; provided, however, that the exercise price per Share may not be reduced below the minimum exercise price that would be permitted under Section
5.3 of this Plan for Options granted on the date the action is taken to reduce the exercise price.

9.       STOCK OWNERSHIP; FINANCIAL STATEMENTS.

         Notwithstanding any other provisions of the Plan and except as provided in this Section 9, no Optionee shall have any of the rights of a shareholder (including the right to vote and receive dividends) of the Company, by reason of the provisions of this Plan or any action taken hereunder, until the date such Optionee shall both have paid the exercise price for the Common Stock and shall have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) the stock certificate evidencing such shares. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in this Plan. However, the Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of the financial statements of the Company, consisting of, at a minimum, a balance sheet and an income statement, at such time after the close of each fiscal year of the Company as such statements are released by the

Company to its shareholders. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assume their access to equivalent information.

10.      NO OBLIGATION TO EMPLOY.

         Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company, nor limit or otherwise impair the right of the Company, or any Parent, Subsidiary, or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

11.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

         11.1 Changes in Capitalization. Subject to any required action by the Company's shareholders, the number of Shares of Common Stock covered by this Plan as provided in Section 2, the number of Shares covered by each outstanding Option granted hereunder and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination or reclassification of the shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration".

         11.2 Assumption or Substitution. In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, a reincorporation, or other transaction in which there is no substantial change in the shareholders of the corporation and the Options granted under this Plan are assumed by the successor corporation, which assumption shall be binding on all Optionee's), (b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, or (d) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition of all or substantially all of the outstanding shares of the Company), any or all outstanding Options may be assumed by the successor corporation, which assumption shall be binding on all Optionee's. In the alternative, the successor corporation may substitute an equivalent option or provide substantially similar consideration to Optionees as was provided to shareholders (after taking into account the existing provisions of Optionee's options, such as the exercise price and the vesting schedule). The successor corporation may also issue, in place of outstanding shares of the Company held by Optionee as a result of the exercise of an Option that is subject to repurchase, substantially similar shares or other property subject to similar repurchase restrictions no less favorable to Optionee.

         11.3 Expiration. In the event such successor corporation, if any, refuses to assume or substitute Options, as provided above, pursuant to a transaction described in Subsection 11.2 above, or there is no successor corporation, and if the Company is ceasing to exist as a separate corporate entity, the Options shall, notwithstanding any contrary terms in the Option, expire on (and, in the case of a transaction described in Subsection 11.2 above, if the Company has reserved to itself a right to repurchase Shares issued on exercise of Option at the original purchase price of such Shares, such right shall terminate on) a date at least 20 days after the Board gives written notice to Optionees, specifying the terms and conditions of such termination.

         11.4 Additional Provisions. Subject to the foregoing provisions of this
Section 11, in the event of the occurrence of any transaction described in
Section 11.2, any outstanding Option shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other corporate transaction.

12.      ADOPTION AND SHAREHOLDER APPROVAL.

         This Plan shall become effective on the date that it is adopted by the Board of the Company. This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve months before or after the date this Plan is adopted by the Board. Upon the effective date of the Plan, the Board may grant Options pursuant to this Plan; provided that, in the event that shareholder approval is not obtained within the time period provided herein, all Options granted hereunder shall terminate. No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the shareholders of the Company and all such Options granted pursuant to such increase shall similarly terminate if such Shareholder approval is not obtained.

13.       TERM OF PLAN AND GOVERNING LAW.

         Options may be granted pursuant to this Plan from time to time within a period of ten (10) years after the date on which this Plan is adopted by the Board. This Plan and the Options granted pursuant hereto shall be governed by California law, except for that body of law pertaining to conflict of laws.

14. AMENDMENT OR TERMINATION OF PLAN.

         The Board may terminate the Plan or amend the Plan from time to time in such respects as the Board may deem advisable, except that, without the approval of the Company's shareholders in compliance with the requirements of applicable law, no such revision or amendment shall:

     (a)  increase the number of shares of Common Stock except as provided in
          Section 11 hereof;

     (b)  change the class of persons eligible to participate in the Plan under
          Section 4 hereof;

     (c)  extend the term of the Plan under Section 13 hereof;

     (d)  amend this Section 14 to defeat its purpose; or

     (e) amend this Plan in any manner that requires shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans, without obtaining such shareholder approval.

15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

16. EFFECTIVE DATE. This Plan was adopted by the Board of Directors of the Company on June 14, 1996, and shall be effective on said date, provided the Plan is approved within twelve (12) months of said date by the shareholders of the Company in accordance with the requirements of the Code and other applicable law. Options may be granted, but may not be exercised, prior to the date of such shareholder approval.

17. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

         17.1 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possession 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         17.2 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         17.3 "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

         17.4 "Fair Market Value" shall mean the fair market value of the Shares as determined by the Administrator from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for common stock of the Company on the last trading day prior to the date of determination (or the average closing price over the number of consecutive working days preceding the date of determination as the Administrator shall deem appropriate) or, in the event the common stock of the Company is listed on a stock exchange or on the NASDAQ National Market System, the Fair Market Value shall be the closing price on such exchange or quotation system on the last trading day prior to the date of determination (or the average closing price over the number of consecutive working days preceding the date of determination as the Administrator shall deem appropriate).

         17.5 "Exchange Act" shall mean Securities and Exchange Act of 1934, as amended.

                          ----------------------------

PROXY
                               DATALINK.NET, INC.
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Anthony N. LaPine with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Datalink.net, Inc. held of record by the undersigned on July 7, 2000, at the Annual Meeting of Shareholders to be held on August 14, 2000, or any adjournment thereof.

    1. Election of four (4) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified:

  [ ] FOR all nominees listed below          [ ] WITHHOLD authority to vote
      (except as marked to the contrary).        for all nominees listed below:

   Anthony N. LaPine, Frederick M. Hoar, Charles K. Dargan, II, Jason Pavona

    (INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee's name above.)

    2. The approval of an amendment to the Company's Employee Stock Option Plan to increase the number of shares of Common Stock issuable upon the exercise of options granted under the Plan from 1,000,000 shares to 2,500,000 shares.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

    3. The ratification of the appointment of BDO Seidman, LP, as the Company's independent accountants for the fiscal year ending March 31, 2001:

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

    4. The transaction of such other business as may properly come before the meeting or any adjournment thereof:

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DATALINK.NET, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                        (To be signed on the other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE . THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report.

                                                     Dated:               , 2000
                                                           ---------------


                                                     ---------------------------
                                                           Signature(s) of
                                                           Shareholder(s)


                                                     ---------------------------
                                                           Signature(s) of
                                                           Shareholder(s)

                                                     Signature(s) should agree
                                                     with the name(s) stenciled
                                                     hereon. Executors,
                                                     administrators, trustees,
                                                     guardians and attorneys
                                                     should indicate when
                                                     signing. Attorneys should
                                                     submit powers of attorney.